                             LETTER OF TRANSMITTAL


                                      FOR

          OFFER TO EXCHANGE $1,000 IN PRINCIPAL AMOUNT OF 6 5/8% NOTES
    DUE 2003, 6 3/4% NOTES DUE 2005, 7 3/8% NOTES DUE 2018 AND 7% MANDATORY PAR PUT REMARKETED SECURITIES(SM) ("MOPPRS(SM)") DUE 2028 FOR EACH $1,000 IN
              PRINCIPAL AMOUNT OUTSTANDING OF LIKE SERIES OF NOTES

                                       OF

                           SIMON PROPERTY GROUP, L.P.
                           PURSUANT TO THE PROSPECTUS

                             DATED NOVEMBER 3, 1998



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 7,
          1998, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                            THE CHASE MANHATTAN BANK

         By Facsimile:                        By Mail:                           By Hand or
                                                                             Overnight Courier:
       (212) 638-7375 or              The Chase Manhattan Bank            The Chase Manhattan Bank
         (212) 344-9367                   55 Water Street                     55 Water Street
     Confirm by telephone:            Room 234, North Building            Room 234, North Building
         (212) 638-0828                  New York, NY 10041                  New York, NY 10041
    Contact: Carlos Esteves          Attention: Carlos Esteves           Attention: Carlos Esteves

     DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF ORIGINAL SECURITIES (AS DEFINED BELOW).


     The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

     This Letter of Transmittal is to be used by registered holders ("Holders") of 6 5/8% Notes due 2003 (the "Original 2003 Notes"), 6 3/4% Notes due 2005 (the "Original 2005 Notes"), 7 3/8% Notes due 2018 (the "Original 2018 Notes," and, together with the Original 2003 Notes and the Original 2005 Notes, the "Original Notes") and 7% MOPPRSSM due 2028 (the "Original MOPPRS," and, together with the Original Notes, the "Original Securities") if: (i) certificates representing Original Securities are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Original Securities is to be made by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus, dated November 3, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") under the caption "The Exchange
Offer -- How to Tender" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Original Securities or (iii) delivery of Original Securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender", and, in each case, instructions are not being transmitted through the DTC Automated Tender Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


     In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Original Securities," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Securities, check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here", (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer -- How to Tender" in the Prospectus.

     Holders of Original Securities that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     If Holders desire to tender Original Securities pursuant to the Exchange Offer and (i) certificates representing such Original Securities are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Original Securities and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Original Securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender". See Instruction 2 below.

     A Holder having Original Securities registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such Holder desires to accept the Exchange Offer with respect to the Original Securities so registered.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF ORIGINAL SECURITIES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution:
    ----------------------------------------------------------------------------
    Account Number:
    -----------               Transaction Code Number:
    -----------

[ ] CHECK HERE IF TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:
    Name of Registered Holder(s):
    ----------------------------------------------------------------------------
    Window Ticket No. (if any):
    ----------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
    -----------------------------------------------------------------
    Name of Eligible Institution that Guaranteed Delivery:
    --------------------------------------------------------------
    If Delivered by Book-Entry Transfer (yes or no):
    ---------------------------------------------------------------------
    Account Number:
    -----------               Transaction Code Number:
    -----------

     List below the Original Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.


-----------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF ORIGINAL SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE
    NAME(S) AND ADDRESS(ES) OF HOLDER(S)           SERIES* AND            PRINCIPAL AMOUNT         PRINCIPAL AMOUNT
         (PLEASE FILL IN, IF BLANK)           CERTIFICATE NUMBERS**        REPRESENTED***              TENDERED
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PRINCIPAL
                                                AMOUNT OF ORIGINAL
                                                    SECURITIES
-----------------------------------------------------------------------------------------------------------------------
    * Specify Original 2003 Notes, Original 2005 Notes, Original 2018 Notes or Original MOPPRS(SM).
   ** Need not be completed by Holders tendering by book-entry transfer (see below).
  *** Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Original Securities indicated in the column labeled "Aggregate Principal Amount Represented."
      See Instruction 3.
-----------------------------------------------------------------------------------------------------------------------

                    FOR PARTICIPATING BROKER-DEALERS ONLY:

[ ] CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE 180-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE OPERATING PARTNERSHIP TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE OPERATING PARTNERSHIP OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE SECURITIES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE OPERATING PARTNERSHIP OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE SECURITIES HAVE BEEN SOLD, THE OPERATING PARTNERSHIP WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

     Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:

Name:  -------------------------------------------------------------------------

Address:------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone No.:
           ---------------------------------------------------------------------

Facsimile No.:
           ---------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated November 3, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus" and, together with this Letter of Transmittal, the "Exchange Offer"), of Simon Property Group, L.P. (f/k/a Simon DeBartolo Group, L.P.) (the "Operating Partnership"), and this Letter of Transmittal and instructions hereto, which together constitute the Operating Partnership's offer to exchange $1,000 principal amount of 6 5/8% Notes due 2003 (the "Exchange 2003 Notes"), 6 3/4% Notes due 2005 (the "Exchange 2005 Notes"), 7 3/8% Notes due 2018 (the "Exchange 2018 Notes," and, together with the Exchange 2003 Notes and the Exchange 2005 Notes, the "Exchange Notes") and 7% MandatOry Par Put Remarketed Securities(SM) ("MOPPRS(SM)") due 2028 (the "Exchange MOPPRS", and, together with the Exchange Notes, the "Exchange Securities") of the Operating Partnership, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount of 6 5/8% Notes due 2003 (the "Original 2003 Notes"), 6 3/4% Notes due 2005 (the "Original 2005 Notes"), 7 3/8% Notes due 2018 (the "Original 2018 Notes," and, together with the Original 2003 Notes and the Original 2005 Notes, the "Original Notes") and 7% MOPPRS(SM) due 2028 (the "Original MOPPRS," and, together with the Original Notes, the "Original Securities"), respectively, of the Operating Partnership.


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Operating Partnership the series and principal amount of Original Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Operating Partnership all right, title and interest in and to such Original Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Operating Partnership) with respect to such Original Securities with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Original Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Original Securities on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Operating Partnership, (ii) present such Original Securities for transfer of ownership on the books of the Operating Partnership or the trustee under the Indenture (the "Trustee"), and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Securities, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Securities tendered hereby and to acquire Exchange Securities issuable upon the exchange of such tendered Original Securities, and that, when the same are accepted for exchange, the Operating Partnership will acquire good and unencumbered title to the tendered Original Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Operating Partnership to be necessary or desirable to complete the exchange, assignment and transfer of the Original Securities tendered hereby or transfer ownership of such Original Securities on the account books maintained by the Book-Entry Transfer Facility.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived by the Operating Partnership, in whole or in part at any time or from time to time in the sole discretion of the Operating Partnership), as more particularly set forth in the Prospectus, the Operating Partnership may not be required to exchange any of the Original Securities tendered hereby and, in such event, the Original Securities not exchanged will be returned to the undersigned at the address shown above.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED ORIGINAL SECURITIES DIRECTLY FROM THE OPERATING PARTNERSHIP FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE OPERATING PARTNERSHIP WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE OPERATING PARTNERSHIP RESERVES THE RIGHT NOT TO ACCEPT TENDERED ORIGINAL SECURITIES FROM ANY TENDERING HOLDER IF THE OPERATING PARTNERSHIP DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents that, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Original Securities (the "Beneficial Owner") stating that, (i) the Exchange Securities to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Original Securities are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (within the meaning of the

Securities Act) of the Exchange Securities, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Securities acquired by such person and cannot rely on the position of the staff of the Commission set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange" and may only sell the Exchange Securities acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Original Securities as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Securities acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act) and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Operating Partnership or is a broker-dealer who purchased Original Securities directly from the Operating Partnership for resale pursuant to Rule 144A under the Securities Act.

     EACH BROKER-DEALER WHO ACQUIRED ORIGINAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE OPERATING PARTNERSHIP OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE OPERATING PARTNERSHIP HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE OPERATING PARTNERSHIP HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.


     EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE SECURITIES, AS WELL AS ANY NOTICES FROM THE OPERATING PARTNERSHIP TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE OPERATING PARTNERSHIP OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE SECURITIES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE OPERATING PARTNERSHIP OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE SECURITIES HAVE BEEN SOLD, THE OPERATING PARTNERSHIP WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.


     The undersigned understands that tenders of the Original Securities pursuant to any one of the procedures described under "The Exchange Offer -- How to Tender" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Operating Partnership in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Original Securities may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Exchange Offer.

     The undersigned also understands and acknowledges that the Operating Partnership reserves the right in its sole discretion to purchase or make offers for any Original Securities that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the delivery and surrender of the Original Securities is not effective, and the risk of loss of the Original Securities does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Operating Partnership. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Original Securities will be determined by the Operating Partnership, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Original Securities representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Securities be issued in the name(s) of the undersigned (or, in the case of Original Securities delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions", the undersigned hereby requests that any Original Securities representing principal amounts not tendered or not accepted for exchange and certificates for Exchange Securities be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Original Securities representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Original Securities be delivered to, and certificates for Exchange Securities be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Operating Partnership has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Original Securities from the name of the registered Holder(s) thereof if the Operating Partnership does not accept for exchange any of the principal amount of such Original Securities so tendered.

                                PLEASE SIGN HERE

             (TO BE COMPLETED BY ALL HOLDERS OF ORIGINAL SECURITIES REGARDLESS OF WHETHER ORIGINAL SECURITIES ARE BEING PHYSICALLY DELIVERED
                                   HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Original Securities exactly as their name(s) appear(s) on certificate(s) for Original Securities or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Original Securities, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Operating Partnership of such person's authority to so act. See Instruction 4 below.

     If the signature appearing below is not of the record holder(s) of the Original Securities, then the record holder(s) must sign a valid bond power.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date:
------------------------------, 1998

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

            MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW) Certain Signatures Must Be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
Dated:
------------------------------ , 1998

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

        To be completed ONLY if certificates for Original Securities in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or certificates for Exchange Securities are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

   Issue: Original Securities
         Exchange Securities
         (check as applicable)

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit Original Securities not exchanged and delivered by book entry transfer to the Book Entry Transfer Facility account set below:

          ------------------------------------------------------------
                 (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

   Credit Exchange Securities to the Book Entry Transfer Facility account set below:

          ------------------------------------------------------------
                 (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

        To be completed ONLY if certificates for Original Securities in a principal amount not accepted for exchange or certificates for Exchange Securities are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Original Securities" within the Letter of Transmittal.

   Deliver: Original Securities
            Exchange Securities
            (check as applicable)

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR ORIGINAL SECURITIES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS.

     To tender Original Securities in the Exchange Offer, physical delivery of certificates for Original Securities or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Original Securities tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Tenders of Original Securities in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR ORIGINAL SECURITIES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING ORIGINAL SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF ORIGINAL SECURITIES WILL BE ACCEPTED. A tender will be deemed to have been received as of the date when the tendering Holder's properly completed and duly signed Letter of Transmittal accompanied by the Original Securities (or book-entry confirmation) is received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE ORIGINAL SECURITIES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE OPERATING PARTNERSHIP, THE TRUSTEE OR DTC.

     Original Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order to be valid, notice of withdrawal of tendered Original Securities must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights."

2.  GUARANTEED DELIVERY PROCEDURES.

     If Holders desire to tender Original Securities pursuant to the Exchange Offer and (i) certificates representing such Original Securities are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Original Securities and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Original Securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender."

          Pursuant to the guaranteed delivery procedures:

          (i) such tender must be made by or through an Eligible Institution;

          (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the series and principal amount of Original Securities being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the Original Securities (or confirmation of book-entry transfer of such Original Securities into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (iii) the Exchange Agent must have received this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Original Securities in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Original Securities), and any other required documents within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.  PARTIAL TENDERS.

     If less than the entire principal amount of any Original Securities evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Original Securities" herein. The entire principal amount represented by the certificates for all Original Securities delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Original Securities not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder(s) of the Original Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Original Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Original Securities.

     If any of the Original Securities tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Original Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal or any certificates for Original Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Operating Partnership of their authority so to act must be submitted with this Letter of Transmittal.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Original Securities tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Securities) and certificates for Exchange Securities or for any Original Securities for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in the Book-Entry Transfer Facility, any Original Securities for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at the Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Original Securities are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING ORIGINAL SECURITIES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Original Securities tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Original Securities, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

     Endorsements on certificates for Original Securities and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box or boxes the name and address to which Original Securities for principal amounts not tendered or not accepted for exchange or certificates for Exchange Securities, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Original Securities not tendered or not accepted for exchange will be returned, and certificates for Exchange Securities will be sent, to the Holder of the Original Securities tendered.

6.  TAXPAYER IDENTIFICATION NUMBER.

     Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box in Part I of the form should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Exchange Securities until a TIN is provided to the Exchange Agent.

7.  TRANSFER TAXES.

     The Operating Partnership will pay all transfer taxes applicable to the exchange and transfer of Original Securities pursuant to the Exchange Offer, except if (i) deliveries of certificates for Original Securities for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Original Securities tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Original Securities pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

8.  IRREGULARITIES.

     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Original Securities will be determined by the Operating Partnership, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Original Securities will not be considered valid. The Operating Partnership reserves the absolute right to reject any and all tenders of Original Securities that are not in proper form or the acceptance of which, in the Operating Partnership's opinion, would be unlawful. The Operating Partnership also reserves the right to waive any of the conditions of the Exchange Offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Operating Partnership's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Original Securities must be cured within such time as the Operating Partnership determines, unless waived by the Operating Partnership. Tenders of Original Securities shall not be deemed to have been made until all defects or irregularities have been waived by the Operating Partnership or cured. A defective tender (which defect is not waived by the Operating Partnership or cured by the Holder) will not constitute a valid tender of Original Securities and will not entitle the Holder to Exchange Securities. None of the Operating Partnership, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Original Securities, or incur any liability to Holders for failure to give any such notice.

9.  WAIVER OF CONDITIONS.

     The Operating Partnership reserves the right, in its sole discretion, to amend or waive, in whole or in part and at any time or from time to time, any of the conditions to the Exchange Offer.

10.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR ORIGINAL SECURITIES.

     Any Holder whose certificates for Original Securities have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the front cover of this Letter of Transmittal for the Exchange Agent.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering Original Securities and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder who tenders Original Securities prior to receipt of the Exchange Securities is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Exchange Securities, made to such Holder with respect to Original Securities exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments, including any Exchange Securities, made with respect to Original Securities exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Original Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                              SUBSTITUTE FORM W-9

          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

                    PAYOR'S NAME: SIMON PROPERTY GROUP, L.P.

------------------------------------------------------------------------------------------------
 PAYEE INFORMATION
 (Please print or type)
 Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part 1 below):
------------------------------------------------------------------------------------------------
 Check appropriate box:    [ ] Individual/Sole proprietor    [ ] Corporation    [
 ] Partnership    [ ] Other
 -----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.):
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 City, state, and ZIP code:
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 PART I TAXPAYER IDENTIFICATION NUMBER ("TIN")                 PART II PAYEES EXEMPT FROM BACKUP
 Enter your TIN below. For individuals, this is your social    WITHHOLDING
 security number. For other entities, it is your employer      Check box (See page 2 of the
 identification number. Refer to the chart on page 1 of the    Guidelines for further
 Guidelines for Certification of Taxpayer Identification       clarification. Even if you are
 Number on Substitute Form W-9 (the "Guidelines") for          exempt from backup withholding,
 further clarification. If you do not have a TIN, see          you should still complete and
 instructions on how to obtain a TIN on page 2 of the          sign the certification below):
 Guidelines, check the appropriate box below indicating that   [ ] EXEMPT
 you have applied for a TIN and, in addition to the Part III
 Certification, sign the attached Certification of Awaiting
 Taxpayer Identification Number.
 Social security number:

       --    --

 Applied For [ ]

 Employer identification number:

     --
------------------------------------------------------------------------------------------------

 PART III CERTIFICATION
 Certification Instructions: You must cross out item 2 below if you have been notified by the
 Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the
 Guidelines for further clarification).
 Under penalties of perjury, I certify that:
 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b)
    I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 Signature
 ----------------------------------------------------------------------------------------------- Date
 ----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX
                 "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.

 --------------------------------------------------------------
 --------------------------------------------------------------
               Signature                                  Date
--------------------------------------------------------------------------------